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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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Date of Report (Date of earliest event reported):  August 10, 1999




                                INTEL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



          Delaware                       0-6217                94-1672743
(State or Other Jurisdiction        (Commission File        (I.R.S. Employer
      of Incorporation )                 Number)         Identification Number)

                           2200 Mission College Blvd.
                           Santa Clara, CA 95052-8119
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:  (408) 765-8080

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Item 5. Other Events.

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release issued by the Registrant on August 10, 1999 relating to the closing of the Registrant's acquisition (the "Acquisition") of all of the outstanding capital stock of Level One Communications, Incorporated, a Delaware corporation ("Level One"). Level One stockholders will receive the Registrant's common stock at an exchange ratio of 0.86 shares of the Registrant's common stock for each share of Level One common stock. The Acquisition was effected by means of a merger pursuant to which a wholly-owned subsidiary of the Registrant merged with and into Level One, with Level One as the surviving company. As a result of such merger, Level One became a wholly-owned subsidiary of the Registrant.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         Exhibit No.                       Description
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            99.1              Press Release issued August 10, 1999.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of August 10, 1999.

                              INTEL CORPORATION


                              By: /s/ F. Thomas Dunlap, Jr.
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                                 F. Thomas Dunlap, Jr.
                                 Vice President, General Counsel and Secretary





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                                  EXHIBIT INDEX



Exhibit No.                         Document
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Exhibit 99.1            Press Release issued August 10, 1999.